Exhibit 99

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER is dated as of January 26, 2018 (this “Agreement”), by and among (i) GALLAGHER MANAGEMENT GROUP, LLC, a Georgia limited liability company (“Gallagher”), and (ii) RANDOLPH ACQUISITIONS, INC., a Delaware corporation (“RA”). Each of Gallagher and RA may be referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

A.	Gallagher has outstanding units of membership interests consisting of Membership Interests (“Gallagher Membership Interests”).

B.	The authorized capital stock of Parent consists of 200,000,000 shares of Common Stock, par value $0.0001 per share (“RA Common Stock”), and 20,000,000 shares of preferred stock, par value $0.0001 per share (“RA Preferred Stock”).

C.	The Parties desire to effect a business combination of RA and Gallagher by means of the merger (the “Merger”) of Gallagher with and into RA, with RA continuing as the surviving company of the Merger (the “Surviving Company”).

D.	Upon the effectiveness of the Merger, subject to the terms and conditions set forth herein, (i) all of the issued and outstanding Gallagher Membership Interests shall be converted into shares of RA Common Stock, and (ii) the members of Gallagher prior to the Merger shall become shareholders of RA following the Merger.

E.	The respective boards of directors (or equivalent governing bodies) of each of the Parties have determined that is in the best interest of RA and Gallagher, as applicable, to consummate the Merger and have approved this Agreement and the transactions contemplated hereby.

F.	The members of Gallagher and the shareholders of RA have approved the entry into this Agreement and the Merger as required by the respective state corporate and entity statutes.

G.	For United States federal income tax purposes, the Parties intend that the Merger constitute an exchange of property for stock of Parent and other property governed by Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder.

NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE 1

CERTAIN DEFINITIONS

Section 1.1            Definitions. For purposes of this Agreement, the following terms shall have the meanings specified in this Section 1.1:

“Constituent Documents,” when used with respect to any Party, means the certificate of incorporation, limited liability company agreement, operating agreement and by-laws, as applicable, of such Party, and all amendments thereto or restatements thereof, as currently in effect.

“Governmental Authority” means any national, federal, state, provincial, county, municipal or local government, foreign or domestic, or the government of any political subdivision of any of the foregoing, or any entity, authority, agency, ministry or other similar body exercising executive, legislative, judicial, regulatory, or administrative authority or functions of or pertaining to government, including any authority or other quasi-governmental entity established to perform any of such functions.

“Law” means the following: statutes, laws, ordinances, regulations, rules, written policy, resolutions, orders, determinations, writs, injunctions, awards (including awards of any arbitrator), judgments and decrees of any Governmental Authority.

“Person” means an individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust, estate, joint venture, association or other organization, any division, segment or other unincorporated business, whether or not a legal entity, or a Governmental Authority.

Section 1.2            Interpretation. Unless otherwise indicated to the contrary herein by the context or use thereof: (i) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole and not to any particular Section or paragraph hereof; (ii) the word “including” means “including, but not limited to” and “including without limitation”; (iii) masculine gender shall also include the feminine and neutral genders, and vice versa; (iv) words importing the singular shall also include the plural, and vice versa; and (v) unless otherwise expressly indicated in the context, all references herein to any “Section,” “Article,” “Schedule” or “Exhibit” refer to Sections, Articles, Schedules and Exhibits contained in, or attached to, this Agreement.

ARTICLE 2

THE MERGER

Section 2.1            The Merger. At the Effective Time (as defined below), on the terms and subject to the conditions of this Agreement, in accordance with the Georgia Limited Liability Company Act (the “Georgia LLC Act”) and the Delaware General Corporate Law (“DGCL”), Gallagher shall be merged with and into RA, the separate limited liability company existence of Gallagher shall terminate and cease, and RA shall continue as the Surviving Company.

Section 2.2            Closing. The closing of the Merger (the “Closing”) shall take place on the date hereof, effective as of the Effective Time. The date of the Closing is referred to herein as the “Closing Date.”

Section 2.3            Effective Time. On the date hereof, the Parties shall cause the Merger to be consummated at the Closing by delivering a certificate of merger (the “Certificate of Merger”) to the Secretary of State of the State of Georgia executed in accordance with Section 14-11-904 of the Georgia, LLC Act, and to the Secretary of State of the State of Delaware executed in accordance with Section 264(c) of the DGCL, and shall make any filings or recordings or take any other lawful actions necessary to cause the Merger to become effective. Unless the Parties agree otherwise, the Merger shall become effective at 9:00 am on Friday, January 26, 2018 (the time the Merger becomes effective, the “Effective Time”).

Section 2.4            Effects of the Merger. The Merger shall have the effects set forth in this Agreement, the Certificate of Merger and the applicable provisions of the DGCL and the Georgia LLC Act.

Section 2.5            Governing Documents.

(a)        At and after the Effective Time, and without any further action on the part of RA or Gallagher, the Certificate of Incorporation and Bylaws of RA as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation and Bylaws of the Surviving Company until thereafter changed or amended as provided therein or under applicable law.

(b)       At and after the Effective Time, and without any further action on the part of RA or Gallagher, the Limited Liability Company Operating Agreement of Gallagher, dated as of April 8, 2016, (the “Gallagher LLC Agreement”), shall terminate and be of no further force or effect.

Section 2.6            Directors and Officers of the Surviving Company.

(a)       The directors of RA immediately prior to the Effective Time shall, at and after the Effective time, be the directors of the Surviving Company, each to hold office in accordance with the Bylaws of the Surviving Company until his or her successor is duly elected or appointed and qualified or until his or her earlier death, resignation or removal in accordance with the Bylaws of the Surviving Company.

(b)        The officers of RA immediately prior to the Effective Time shall, at and after the Effective time, be the officers of the Surviving Company, each to hold office in accordance with the Bylaws of the Surviving Company until his or her successor is duly elected or appointed and qualified or until his or her earlier death, resignation or removal in accordance with the Bylaws of the Surviving Company.

Section 2.7            Effect of the Merger on the Membership Interests of Gallagher; Issuance of Shares of Common Stock by RA. At the Effective Time, by virtue of the Merger and without any action on the part of any holder of RA shares or Gallagher Membership Interests or on the part of any Party:

(a)       Gallagher Membership Interests. One hundred percent (100%) of the outstanding Gallagher Membership Interests issued and outstanding immediately prior to the Effective Time shall be converted into that number of shares of RA Common Stock (the “Merger Consideration”) set forth on in Appendix A hereto.

(b)       Shares Issued by the Company. In connection with the conversion of the Gallagher Membership Interests as described above, RA will issue 31,288,000 newly issued shares of its restricted common stock.

Section 2.8            Treatment of Options. At the Effective Time, each of the outstanding options to purchase Gallagher Membership Interests issued by Gallagher (each, an “Existing Option”), shall be converted into an option (an “RA Option”) to purchase that number of shares of Parent Common Stock determined by multiplying the number of Company Common Units subject to such Existing Option by the Common Exchange Multiple, at an exercise price per share of Parent Common Stock equal to the Existing Option exercise price per Company Common Unit immediately prior to the Effective Time divided by the Common Exchange Multiple, rounded down to the nearest whole cent. If the foregoing calculation results in a Parent Option being exercisable for a fraction of a share of Parent Common Stock, then the number of shares of Parent Common Stock subject to such option shall be rounded up to the nearest whole number of shares, with no cash being payable for such fractional share. The terms and conditions of each Parent Option shall otherwise remain as set forth in the Existing Option converted into such Parent Option. Notwithstanding the foregoing and to the extent required with respect to any “incentive stock options,” as defined in Section 422(b) of the Code, such adjustment shall be effected in a manner that is consistent with Section 424(a) of the Code and the applicable regulations thereunder.

Section 2.9           Cancellation and Retirement of Company Membership Interests and Existing Options. As of the Effective Time, all Gallagher Membership Interests that are issued and outstanding immediately prior to the Effective Time shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each Gallagher Membership Interest shall be converted into the applicable shares of RA Stock to be issued in consideration therefor pursuant to this Article 2. From and after the Effective Time, there shall be no further registration of transfers on the records of Gallagher of Gallaher Membership Interests that were outstanding prior to the Effective Time.

Section 2.10           Distribution Procedures. Promptly after the Effective Time, RA shall make such arrangements as it deems appropriate to effect the delivery of certificates evidencing the shares of RA Stock, to the extent such shares are certificated, to each former holder of the Gallagher Membership Interests (the “Share Certificates”), which shares such holder is entitled to receive pursuant to the terms hereof; provided that RA shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of RA Stock and no such issue or delivery shall be made unless and until the holder entitled to such issue or delivery has paid to RA the amount of any such tax or has established, to the satisfaction of RA, that such tax has been paid. From and after the Effective Time, a holder of Gallagher Membership Interests immediately prior to the Effective Time shall have no further rights of any kind as a holder of Gallagher Membership, other than the right to receive the RA Common Stock, described in this Article 2.

Section 2.11           Legend. To the extent any certificates or instruments representing the RA Common Stock are issued by the RA to holders of Gallagher Membership Interests pursuant to the Merger, each certificate or instrument shall be stamped or otherwise imprinted with all applicable legends as required by the applicable Laws, including the U.S. securities laws.

ARTICLE 3

MISCELLANEOUS

Section 3.1           Modification, Amendment or Termination. Subject to applicable provisions of the DGCL and the Georgia LLC Act, at any time prior to the Effective Time, the Parties may modify, amend or terminate this Agreement by written agreement duly executed and delivered by duly authorized officers of the respective Parties. If this Agreement is terminated, all rights and obligations of the Parties shall terminate and no Party shall have any liability to any other Party.

Section 3.2           Exhibits and Schedules. All exhibits and schedules hereto, or documents expressly incorporated into this Agreement, are hereby incorporated into this Agreement and are hereby made a part hereof as if set out in full in this Agreement.

Section 3.3           Entire Agreement. This Agreement, including the exhibits and schedules attached hereto, constitutes the entire agreement among the Parties with respect to the matters covered hereby and supersedes all previous written, oral or implied understandings among them with respect to such matters.

Section 3.4           Further Assurances. Each of the Parties agrees to execute such documents and instruments and to take whatever action may be necessary or desirable to consummate the transactions contemplated hereby, including to effect the Merger.

Section 3.5           Governing Law. This Agreement and the rights and obligations of the Parties shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Delaware, without giving effect to the conflict of laws principals thereof.

Section 3.6           Assignment; Successors and Assigns; No Third Party Rights. This Agreement may not be assigned by any Party without the written consent of each of the other Parties. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Parties. This Agreement shall be for the sole benefit of the Parties and their respective heirs, successors, permitted assigns and legal representatives and is not intended, nor shall be construed, to give any Person, other than the Parties and their respective heirs, successors, assigns and legal representatives, any legal or equitable right, remedy or claim hereunder.

Section 3.7           Counterparts. This Agreement may be executed in counterparts each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, telecopy, portable document format or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 3.8           Titles and Heading. The titles and captions in this Agreement are for reference purposes only, and shall not in any way define, limit, extend or describe the scope of this Agreement or otherwise affect the meaning or interpretation of this Agreement.

Section 3.9           Severability. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any provision hereunder is too broad to permit enforcement of such provision to its fullest extent, such provision shall be enforced to the maximum extent permitted by law.

[Signature page follows.]

        IN WITNESS HEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

Randolph Acquisitions, Inc.,		Gallagher Management Group, LLC
A Delaware corporation		A Georgia limited liability company

By:	/s/ Richard J. Randolph III	By:	/s/ Richard J. Randolph III
Name:	Richard J. Randolph III	Name:	Richard J. Randolph III
Title:	CEO	Title:	CEO

APPENDIX A

RANDOLPH ACQUISITIONS, INC., COMMON STOCK TO BE ISSUED

Name of Gallagher Management Group, LLC, Member	Percentage Ownership of Gallagher Management Group, LLC	Number of Shares of Randolph Acquisitions, Inc., Common Stock to be Issued in Connection with Merger
Richard J. Randolph III	59.3%	18,553,784
Jamicah Hunter	6.65%	2, 080,652
Christopher Smith	9.4%	2,941,072
Felicia N. Johnson	9.0%	2,815,920
Chastity Moore	8.33%	2,604,726
Vincent Moore	7.33%	2,291,846
TOTAL	100%	31,288,000